UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 7, 2007

Date of Report (Date of earliest event reported)
HLTH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)

(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1 PRESS RELEASE, DATED NOVEMBER 7, 2007
EX-99.2 FINANCIAL TABLES ACCOMPANYING EXHIBIT 99.1
EX-99.3 FINANCIAL GUIDANCE SUMMARY ACCOMPANYING EXHIBIT 99.1
EX-99.4 ANNEX A TO EXHIBITS 99.1 THROUGH 99.3

     All statements contained in this Current Report or in the exhibits furnished with this Current Report, other than statements of historical fact, are forward-looking statements, including those regarding: guidance on our future financial results and other projections or measures of our future performance; our expectations concerning market opportunities and our ability to capitalize on them; the benefits expected from acquisitions, from new products or services and from other potential sources of additional revenue; planning for a potential transaction (the “Potential WHC Transaction”) that could allow HLTH Corporation’s stockholders to have a more direct investment in WebMD Health Corp. (“WHC”); and explorations of potential sales transactions with respect to ViPS, Porex and HLTH’s 48% interest in EBS Master LLC (the “Potential Sales Transactions”). These statements speak only as of the date of this Current Report and are based on our current plans and expectations, and they involve risks and uncertainties that could cause actual future events or results to be different than those described in or implied by such forward-looking statements. These risks and uncertainties include those relating to: market acceptance of our products and services; length of sales and implementation cycles for our products and services; our relationships with customers and strategic partners; difficulties in integrating acquired businesses; changes in economic, political or regulatory conditions or other trends affecting the healthcare, Internet, information technology and plastics industries; and our ability to attract and retain qualified personnel. Further information about these matters can be found in our Securities and Exchange Commission filings. In addition, there can be no assurances regarding: whether HLTH and WHC will proceed with the Potential WHC Transaction or any other transaction relating to HLTH’s ownership interest in WHC or as to the timing or terms of any such transaction; or whether HLTH will proceed with some or all of the Potential Sales Transactions or as to the timing or terms of any such transactions. Except as required by applicable law or regulation, we do not undertake any obligation to update our forward-looking statements to reflect future events or circumstances.

Item 2.02. Results of Operations and Financial Condition
     On November 7, 2007, we issued a press release announcing our results for the quarter ended Septemer 30, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report. Exhibit 99.2 to this Current Report contains the financial tables that accompanied the press release. Exhibit 99.4 to this Current Report contains an Annex to the press release entitled “Explanation of Non-GAAP Financial Measures.” Exhibits 99.1, 99.2 and 99.4 are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall any of those exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
     On November 7, 2007, WebMD Health Corp. (which we refer to as WHC) issued a press release announcing its results for the quarter ended September 30, 2007. The Registrant owns approximately 84% of the outstanding Common Stock of WHC. A copy of the press release issued by WHC is incorporated by reference, as Exhibit 99.5 hereto, from Exhibit 99.1 to the Current Report on Form 8-K filed today by WHC. A copy of the financial tables that accompanied the WHC press release are incorporated by reference, as Exhibit 99.6 hereto, from Exhibit 99.2 to the Current Report on Form 8-K filed today by WHC. A copy of Annex A to the WHC press release, entitled “Explanation of Non-GAAP Financial Measures,” is incorporated by reference, as Exhibit 99.8 hereto, from Exhibit 99.4 to the Current Report on Form 8-K filed today by WHC. Exhibits 99.5, 99.6 and 99.8 to this Current Report are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall any of those Exhibits be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure
     Exhibit 99.3 to this Current Report includes forward-looking financial information that accompanied Exhibit 99.1 and that is expected to be discussed on the previously announced conference call with investors and analysts to be held by HLTH and WHC at 4:45 p.m., Eastern time, today (November 7, 2007). The call can be accessed at www.hlth.com (in the “Investor Relations” section) or at www.wbmd.com (in the “Investor Relations” section) at that time. A replay of the call will be available at the same web addresses. In addition, a copy of certain forward-looking financial information that accompanied Exhibit 99.5 and is expected to be discussed on that conference call is incorporated by reference, as Exhibit 99.7 hereto, from Exhibit 99.3 to the Current Report on Form 8-K filed today by WHC. Exhibits 99.3 and 99.7 are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall either of them be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 8.01. Other Events
     On November 7, 2007, HLTH, which owns approximately 84% of the outstanding Common Stock of WHC, provided an update on its preparations for proposing a transaction that would allow HLTH’s stockholders to participate more directly in the ownership of WHC stock. In that regard, the WHC Board of Directors has formed a special committee, consisting of certain non-management members of WHC’s Board who do not serve on HLTH’s Board of Directors, to evaluate and negotiate any potential transaction with HLTH. The Special Committee has retained independent financial advisors and legal counsel. There can be no assurance that any such transaction will be agreed upon or ultimately consummated.
     The potential transaction that HLTH is planning to propose to the Special Committee would involve the merger of HLTH into WHC for a combination of cash and WHC Common Stock. HLTH expects the merger consideration to reflect, among other factors, an evaluation of the realizable values of the assets and liabilities of HLTH, other than its ownership of WHC. HLTH expects that shares of WHC Common Stock would constitute up to 50% of the merger consideration and their receipt would be tax free to HLTH stockholders. HLTH expects that the cash necessary to consummate the transaction would come from cash and cash equivalents on hand at HLTH and WHC and from the proceeds of the sales by HLTH of its ViPS and Porex subsidiaries and possibly its 48% interest in EBS Master LLC. HLTH has received unsolicited preliminary indications of interest for each of these assets and intends to explore potential sales transactions. However, there can be no assurance that such exploration will result in any definitive agreement or transaction.
     WHC stockholders, other than HLTH, would continue to own their shares of WHC Class A Common Stock following the potential transaction, but would no longer be minority stockholders of a controlled company and the shares of WHC Class B Common Stock currently owned by HLTH would be retired. In addition, as a result of the transaction, the public float of WHC Common Stock would be dramatically increased. However, HLTH anticipates that the total number of outstanding shares of WHC Common Stock would be reduced in the transaction.

Item 9.01. Financial Statements and Exhibits
     (d) Exhibits. The following exhibits are furnished herewith:

99.1	Press Release, dated November 7, 2007, regarding the Registrant’s results for the quarter ended September 30, 2007

99.2	Financial Tables accompanying Exhibit 99.1

99.3	Financial Guidance Summary accompanying Exhibit 99.1

99.4	Annex A to Exhibits 99.1 through 99.3

99.5	Press Release, dated November 7, 2007, regarding WebMD Health Corp.’s results for the quarter ended September 30, 2007 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by WebMD Health Corp. on November 7, 2007)

99.6	Financial Tables accompanying Exhibit 99.5 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by WebMD Health Corp. on November 7, 2007)

99.7	WebMD Health Corp. Financial Guidance Summary (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K filed by WebMD Health Corp. on November 7, 2007)

99.8	Annex A to Exhibits 99.5 through 99.7 (incorporated by reference to Exhibit 99.4 to the Current Report on Form 8-K filed by WebMD Health Corp. on November 7, 2007)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HLTH CORPORATION
Dated: November 7, 2007	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated November 7, 2007, regarding the Registrant’s results for the quarter ended September 30, 2007

99.2	Financial Tables accompanying Exhibit 99.1

99.3	Financial Guidance Summary accompanying Exhibit 99.1

99.4	Annex A to Exhibits 99.1 through 99.3

99.5	Press Release, dated November 7, 2007, regarding WebMD Health Corp.’s results for the quarter ended September 30, 2007 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by WebMD Health Corp. on November 7, 2007)

99.6	Financial Tables accompanying Exhibit 99.5 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by WebMD Health Corp. on November 7, 2007)

99.7	WebMD Health Corp. Financial Guidance Summary (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K filed by WebMD Health Corp. on November 7, 2007)

99.8	Annex A to Exhibits 99.5 through 99.7 (incorporated by reference to Exhibit 99.4 to the Current Report on Form 8-K filed by WebMD Health Corp. on November 7, 2007)